Stock-based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Stock-based Compensation

Note 4 – Stock-based Compensation

We did not grant any stock options to employees or non-employees during the three months ended March 31, 2020 or 2019. At March 31, 2020, we had outstanding options to purchase 175,466 shares of our common stock of which options for the purchase of 34,557 shares of our common stock were vested. We recorded $98,663 and $58,559 of stock-based compensation expense for the three months ended March 31, 2020 and 2019, respectively.

Note 10 - Stock-based Compensation

On June 19, 2019, our stockholders approved and we adopted the Processa Pharmaceuticals Inc. 2019 Omnibus Equity Incentive Plan (the “2019 Plan”) and we terminated our prior equity incentive compensation plan, the Heatwurx, Inc. 2011 Amended and Restated Equity Plan (the “2011 Plan”). The 2019 Plan allows us, under the direction of our Board of Directors or a committee thereof, to make grants of stock options, restricted and unrestricted stock and other stock-based awards to employees, including our executive officers, consultants and directors. An aggregate of 500,000 shares of our common stock, adjusted for the one for seven reverse stock split completed on December 23, 2019, were initially available for issuance under the 2019 Plan. Shares available under the 2019 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

On June 20, 2019, our Board of Directors granted stock options for the purchase of 129,919 shares of our common stock to employees. The stock options awarded contained either service or performance vesting conditions, as described below, have a contractual term of five years and an exercise price equal to the closing price of our common stock on the OTCQB on the date of grant of $16.80. We granted 54,915 stock options to employees and non-employees during the year ended December 31, 2018.

Stock options representing the purchase of 65,148 shares of common stock (of the 129,919 stock options granted on June 20, 2019) contained service vesting conditions. The service condition related solely to employees rendering service over a three-year period. These awards vest one-third on the first anniversary of the grant date, and then vest ratably over the remaining twenty-four months, 1/36th of the original award each month.

Stock options representing the purchase of 64,771 shares of common stock (of the 129,919 stock options granted on June 20, 2019) vest upon meeting the following performance criteria: (i) 12,958 shares vest when we in-license one new or additional drug; (ii) 12,958 shares vest when our current Phase 2A clinical trial for PCS499 is complete; and (iii) 38,855 shares vest when we up-list from the OTCQB to either the Nasdaq or NYSE markets. We are recognizing compensation cost for the awards related to completion of our current clinical trial and for in-licensing a new drug. The clinical trial is progressing as planned with no significant adverse events, is fully enrolled, and fully funded. Management does not foresee any reasons why this study will not be completed as planned and believes it is probable that this performance condition will be met in mid-2020. On August 29, 2019, we reached a license agreement with Akashi Therapeutics for PCS100 and as such, the performance condition related to the award for in-licensing one new or additional drug has been met. As for the last award with performance conditions related to up-listing on Nasdaq or NYSE markets, management has determined that until we complete the performance related condition, it is not probable to conclude the performance condition will be achieved. As such, no stock-based compensation expense is being recorded for those awards.

We recorded $510,478 and $74,063 of stock-based compensation expense for the years ended December 31, 2019 and 2018, respectively. The allocation of stock-based compensation expense between research and development and general and administrative expense was as follows:

	Year ended
	December 31,
	2019	2018
Research and Development	$113,239	$-
General and Administrative	397,239	74,063
Total	$510,478	$74,063

During the year ended December 31, 2018, there was one grant for the purchase of 7,143 shares of our common stock outstanding under the 2011 Plan. We also granted non-qualified stock options outside of the Plan for a total of 47,772 shares of common stock. An option for the purchase of 45,200 shares of common stock vests over a four-year term and an option for the purchase of 2,572 shares of common stock vests over one-year term. Stock option granted in 2018 all have a maximum contractual term of ten years. Vesting is subject to the holder’s continuous service with us.

The fair value of each stock option grants was estimated using the Black-Scholes option-pricing model at the date of grant. We lack company-specific historical and implied volatility information and therefore, determined our expected stock volatility based on the historical volatility of a publicly traded set of peer companies and expect to continue to do so until such time as it has adequate historical data regarding the volatility of our own traded stock price. Due to the lack of historical exercise history, the expected term of our stock options was determined utilizing the “simplified” method for awards that qualify as “plain-vanilla” options. The risk-free interest rate was determined by reference to the U.S. Treasury yield curve in effect at the time of grant of the award for time periods approximately equal to the expected term of the award. Expected dividend yield is based on the fact that we have never paid cash dividends and do not expect to pay any cash dividends in the foreseeable future.

The fair value of our option awards granted during the year ended December 31, 2019 and 2018 was estimated using the following assumptions:

	2019	2018
Average risk-free rate of interest	1.85%	3.09%
Expected term (years)	3.75 to 5.00	5.00 to 6.25
Expected stock price volatility	81.77%	85.31%
Dividend yield	0%	0%

The following table summarizes our stock option activity for the years ended December 31, 2019 and 2018:

	Total options Outstanding	Weighted average exercise price	Weighted average remaining contractual life (in years)
Outstanding as of January 1, 2018	-	-	-
Options granted	54,915	20.45	9.8
Exercised	-	-	-
Forfeited	-	-	-
Outstanding as of December 31, 2018	54,915	$20.45	9.8
Options granted	129,919	16.80	4.5
Exercised	-	-	-
Forfeited	(7,872)	16.80	4.5
Outstanding as of December 31, 2019	176,962	17.93	5.8
Exercisable (vested) at December 31, 2019	29,655	18.53	6.9

The weighted average grant date fair value per share of options granted during the year ended December 31, 2019 and 2018 was between $9.88 and $15.10. No forfeiture rate was applied to these stock options.

No tax benefits were attributed to the stock-based compensation expense because a valuation allowance was maintained for all net deferred tax assets.

As of December 31, 2019, there was $1,450,684 of total unrecognized compensation expense, related to the unvested stock options which are expected to be recognized over a weighted average period of 5.82 years.